UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 12, 2025

IDEAL POWER INC.
(Exact name of registrant as specified in Charter)

Delaware	001-36216	14-1999058
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

5508 Highway 290 West, Suite 120
Austin, Texas, 78735
(Address of Principal Executive Offices)

512-264-1542
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	IPWR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.         Submission of Matters to a Vote of Security Holders.

On June 12, 2025, Ideal Power Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders as a virtual meeting online via live audio webcast (the “Annual Meeting”). At the Annual Meeting, there were 5,335,901 shares of common stock represented to vote either in person or by proxy, or 63.92% of the outstanding shares entitled to vote, which represented a quorum. The Company’s stockholders voted on, and approved, the following proposals at the Annual Meeting:

Proposal 1 — Election of five directors to serve until the 2026 annual meeting of stockholders and until their respective successors are elected and qualified.

Nominee:	For	Withheld	Broker Non-Votes
R. Daniel Brdar	2,623,270	121,593	2,591,038
Drue Freeman	2,596,882	147,981	2,591,038
Gregory Knight	2,725,500	19,363	2,591,038
Ted Lesster	2,623,992	120,871	2,591,038
Michael C. Turmelle	2,624,005	120,858	2,591,038

Proposal 2 — Ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
5,236,432	94,525	4,944

Proposal 3 — Approval, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
2,475,287	252,893	16,683	2,591,038

Proposal 4 — Approval, on a non-binding, advisory basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,853,037	36,712	848,008	7,106	2,591,038

As indicated above, approximately 67.51% of the votes cast by stockholders were voted, on an advisory basis, in favor of holding an advisory vote to approve the compensation of the Company’s named executive officers every year. In light of these results, the Board of Directors (the “Board”) of the Company determined that the Company will hold an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2025	IDEAL POWER INC.

	By:	/s/ Timothy Burns
Timothy Burns
Chief Financial Officer